Exhibit 10.1

AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of March 14, 2017 (this “Amendment”), to the Loan Agreement dated as of April 29, 2016, as amended by Amendment No. 1, dated as of August 17, 2016 and Amendment No. 2, dated as of September 22, 2016 (as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Loan Agreement”) among WESTERN DIGITAL CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, Section 2.16 of the Loan Agreement provides that the Borrower may, by written notice to the Administrative Agent, incur Refinancing Term Loans, the proceeds of which are used to refinance in whole or in part any Class of Term Loans pursuant to Section 2.8(c)(i) of the Loan Agreement, by entering into Refinancing Amendments with Lenders willing to provide such Refinancing Term Loans;

WHEREAS, the Borrower desires, pursuant to Section 2.16(a) of the Loan Agreement, to create a new Class of U.S. Term B-2 Loans (as defined herein) under the Loan Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the U.S. Term B-1 Loans (after giving effect to the Prepayment), as set forth in the Loan Agreement and Loan Documents, except as such terms are amended hereby;

WHEREAS, each U.S. Term B-1 Lender that executes and delivers a consent substantially in the form of Exhibit A hereto (a “Consent”) to exchange all (or such lesser amount allocated to it by the Administrative Agent) of its U.S Term B-1 Loans outstanding for U.S. Term B-2 Loans upon effectiveness of this Amendment and thereafter become a U.S. Term B-2 Lender, shall be deemed have consented to this Amendment;

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional U.S. Term B-2 Lender will make U.S Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged U.S. Term B-1 Loans (as defined herein);

WHEREAS, J.P. Morgan Securities LLC (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse Securities (USA) LLC (“CS Securities”), RBC Capital Markets (“RBCCM”), Mizuho Bank, Ltd. (“Mizuho”), The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“Bank of Tokyo”) and HSBC Securities (USA) Inc. (“HSBC”) will act as joint lead arrangers and joint bookrunners, J.P. Morgan, Merrill Lynch, CS Securities, RBCCM, Mizuho, Bank of Tokyo and HSBC will act as co-syndication agents and Fifth Third

Bank, Standard Chartered Bank and SunTrust Robinson Humphrey, Inc. will act as managing agents, in each case, for the U.S. Term B-2 Facility (as defined below);

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.	Amendments Relating to the U.S. Term B-2 Loans.

Effective as of the Amendment No. 3 Effective Date, the Loan Agreement is hereby amended as follows:

(a)     The following defined terms shall be added to Section 1.1 of the Loan Agreement in alphabetical order:

“Additional U.S. Term B-2 Lender” means a Person with an Additional U.S. Term B-2 Commitment to make Additional U.S. Term B-2 Loans to the Borrower on the Amendment No. 3 Effective Date.

“Additional U.S. Term B-2 Loan” means a Loan that is made pursuant to Section 2.1(d) of the Loan Agreement on the Amendment No. 3 Effective Date.

“Additional U.S. Term B-2 Commitment” means, with respect to an Additional U.S. Term B-2 Lender, the commitment of such Additional U.S. Term B-2 Lender to make an Additional U.S. Term B-2 Loan hereunder on the Amendment No. 3 Effective Date, in the amount set forth on the signature page of such Additional Term B-2 Lender to the Amendment No. 3 Joinder. The aggregate amount of the Additional U.S. Term B-2 Commitments of all Additional U.S. Term B-2 Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged U.S. Term B-1 Loans.

“Amendment No. 3” means Amendment No. 3 to the Loan Agreement dated as of the Amendment No. 3 Effective Date.

“Amendment No. 3 Effective Date” means March 14, 2017, the date on which all conditions precedent set forth in Section 3 of Amendment No. 3 are satisfied.

“Amendment No. 3 Joinder” means the Joinder Agreement dated as of the Amendment No. 3 Effective Date among the Borrower, the Administrative Agent and each Additional U.S. Term B-2 Lender.

“Exchanged U.S. Term B-1 Loans” means each U.S. Term B-1 Loan extended on the Closing Date (or portion thereof) and held by a Rollover U.S. Term B-1 Lender on the Amendment No. 3 Effective Date immediately prior to the extension of credit hereunder on the Amendment No. 3 Effective Date and as to which the Rollover U.S. Term B-1 Lender thereof has consented to exchange into a U.S. Term B-2 Loan and the Administrative Agent has allocated into a U.S. Term B-2 Loan.

“Non-Exchanged U.S. Term B-1 Loan” means each U.S. Term B-1 Loan extended on the Closing Date (or portion thereof) other than an Exchanged U.S. Term B-1 Loan.

“Rollover U.S. Term B-1 Lender” means each U.S Term B-1 Lender with a U.S Term B-1 Loan extended on the Closing Date that has consented to exchange such U.S. Term B-1 Loan into a U.S. Term B-2 Loan, and that has been allocated such U.S. Term B-2 Loan by the Administrative Agent.

“U.S. Term B-2 Facility” means the credit facility for the U.S. Term B-2 Loans described in Section 2.1(d) hereof.

“U.S. Term B-2 Lender” means a Lender with an outstanding U.S. Term B-2 Commitment or an outstanding U.S. Term B-2 Loan.

“U.S Term B-2 Loan” means an Additional U.S. Term B-2 Loan or a Loan that is deemed made pursuant to Section 2.1(d) hereof.

“U.S. Term B-2 Commitment” means, with respect to a Lender, the agreement of such Lender to exchange the entire principal amount of its U.S. Term B-1 Loans (or such lesser amount allocated to it by the Administrative Agent) for an equal principal amount of U.S. Term B-2 Loans on the Amendment No. 3 Effective Date.

“U.S. Term B-2 Loan Percentage” means, for any U.S. Term B-2 Lender, the percentage held by such U.S. Term B-2 Lender of the aggregate principal amount of all U.S. Term B-2 Loans then outstanding.

“U.S. Term B-2 Note” is defined in Section 2.12(d) hereof.

“U.S. Term B-2 Termination Date” is defined in Section 2.7(b) hereof.

(b)     All references to “U.S. Term B-1 Facility,” “U.S. Term B-1 Lender,” “U.S. Term B-1 Loan,” “U.S. Term B-1 Loan Commitment,” “U.S. Term B-1 Loan Percentage,” “U.S. Term B-1 Note” and “U.S. Term B-1 Termination Date” in the Loan Agreement and the Loan Documents shall be deemed to be references to “U.S. Term B-2 Facility,” “U.S. Term B-2 Lender”, “U.S. Term B-2 Loan,” “U.S Term B-2 Commitment,” “U.S. Term B-2 Loan Percentage,” “U.S. Term B-2 Note” and “U.S Term B-2 Termination Date,” respectively (other than any such references contained in (i) the preliminary statements to the Loan Agreement, (ii) Amendment No. 3, (iii) Section 2.1(b) of the Loan Agreement, (iv) Section 2.10 of the Loan Agreement, (v) Section 2.17 of the Loan Agreement, (vi) Section 3.2 of the Loan Agreement, (vii) Section 3.3 of the Loan Agreement and (viii) Section 6.10 of the Loan Agreement).

(c)     Clause (a) of the definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended by deleting such clause and replacing it with the following:

“(a) with respect to any U.S. Term B-2 Loan, (i) initially, (a) 2.75% per annum, in the case of a Eurodollar Loan, and (b) 1.75% per annum, in the case of a Base Rate Loan, or (ii) following the delivery to the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1(a) or (b) for the first full fiscal quarter after the Amendment No. 3 Effective Date, the applicable rate set forth below under the caption “U.S. Term B Eurodollar Spread” or “U.S. Term B Base Rate Spread” based upon the Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to Section 6.1(a) or (b).

Leverage Ratio	U.S. Term B Eurodollar Spread	U.S. Term B Base Rate Spread
Category 1 Less than 1.75 to 1.00	2.50%	1.50%
Category 2 Greater than or equal to 1.75 to 1.00	2.75%	1.75%

(d)     The last paragraph of the definition of “Applicable Margin” in Section 1.1 of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“Each change in the Applicable Margin under clauses (a) or (c) above resulting from a change in the Leverage Ratio shall be effective on and after the date of delivery to the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1(a) or (b) and a Compliance Certificate indicating such change until and including the date immediately preceding the next date of delivery of such financial statements and the related Compliance Certificate indicating another such change. Notwithstanding the foregoing, (x) (i) in the case of clause (a) above, until the Borrower shall have delivered the financial statements and the related Compliance Certificate covering a period that includes the first full fiscal quarter of the Borrower ended after the Amendment No. 3 Effective Date, the Leverage Ratio shall be deemed to be in Category 2 for purposes of determining the Applicable Margin and (ii) in the case of clause (c) above, until the Borrower shall have delivered the financial statements and the related Compliance Certificate covering a period that includes the first full fiscal quarter of the Borrower ended after the Escrow Release Date, the Leverage Ratio shall be deemed to be in Category 3 for purposes of determining the Applicable Margin and (y) during the existence of any Event of Default under Section 7.1(a), (j) or (k), for purposes of determining the Applicable Margin, the Leverage Ratio shall be deemed to be (i) in the case of clause (a) above, in Category 2 and (ii) in the case of clause (c) above, in Category 4. In addition, at the option of the Administrative Agent and the Required Lenders, at any time during which the Borrower has failed to deliver the financial statements or the related Compliance Certificate by the date required thereunder, then the Leverage Ratio shall be deemed to be in the then-existing Category for the purposes of determining the Applicable Margin (but only for so long as such failure continues, after which the Category shall be otherwise as determined as set forth above).”

(e)     The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby amended by replacing the word “and” prior to “Amendment No. 2” with “,” and adding immediately prior to the period therein, “ and Amendment No. 3 and Amendment No. 3 Joinder”.

(f)    Section 2.1 of the Loan Agreement is hereby amended by making clause (f) thereof clause (g) and adding the following new clause (f):

“(f)    Subject to the terms and conditions set forth herein and in Amendment No. 3, each Rollover U.S. Term B-1 Lender severally agrees to exchange its Exchanged U.S Term B-1 Loans for a like principal amount of U.S. Term B-2 Loans on the Amendment No. 3 Effective Date. Subject to the terms and conditions set forth herein and in Amendment No. 3, each Additional U.S. Term B-2 Lender severally agrees to make an Additional U.S. Term B-2 Loan to the Borrower on the Amendment No. 3 Effective Date in the principal amount equal to its Additional U.S. Term B-2 Commitment on the Amendment No. 3 Effective Date. The Borrower shall prepay the Non-Exchanged U.S. Term B-1 Loans with a like amount of the gross proceeds of the Additional U.S. Term B-2 Loans, concurrently with the receipt thereof. The Borrower shall pay to the U.S. Term B-1 Lenders immediately prior to the effectiveness of Amendment No. 3 all accrued and unpaid interest on the U.S Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date on such Amendment No. 3 Effective Date. The U.S. Term B-2 Loans shall have the same terms as the U.S. Term B-1 Loans as set forth in the Loan Agreement and Loan Documents before giving effect to Amendment No. 3, except as modified by Amendment No. 3; it being understood that the U.S. Term B-2 Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Loan Agreement and the other Loan Documents and shall have the same rights and obligations under the Loan Agreement and Loan Documents as the U.S. Term B-1 Loans prior to the Amendment No. 3 Effective Date. As provided in Section 2.5(a) and subject to the terms hereof, the Borrower may elect that the U.S. Term B-2 Loans comprising the Borrowing hereunder of U.S. Term B-2 Loans be either Base Rate Loans or Eurodollar Loans.”

(g)    Section 2.7(b) of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“(b)  Scheduled Payments of U.S. Term B-2 Loans. Subject to Section 2.15, the Borrower shall make principal payments on the U.S. Term B-2 Loans in installments on each Fiscal Quarter End Date, commencing with the first fiscal quarter ended after the Amendment No. 3 Effective Date, in an aggregate amount equal to 0.25% of the aggregate principal amount of the U.S. Term B-2 Loans made on the Amendment No. 3 Effective Date, in each case per fiscal quarter (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.8(a), Section 2.8(c) and Section 2.8(e), as applicable); it being further agreed that a final payment comprised of all principal and interest not sooner paid on the U.S. Term B-2 Loans, shall be due and payable on April 29, 2023, the final maturity thereof (the “U.S. Term B-2 Termination Date”).”

(h)   Section 2.8(a)(iii) of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“(v)  In the event that, on or prior to the date that is six (6) months after the Amendment No. 3 Effective Date, the Borrower (x) prepays, repays, refinances, substitutes or replaces any U.S. Term B-2 Loans in connection with a Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.8(c)(i) that constitutes a Repricing Transaction), or (y) effects any amendment, waiver or other modification of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable U.S. Term B-2 Lenders, (A) in the case of clause (x), a premium of 1.00% of the aggregate principal amount of the U.S Term B-2 Loans so prepaid, repaid, refinanced, substituted or replaced and (B) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the U.S. Term B-2 Loans outstanding immediately prior to such amendment, waiver, modification or consent that are the subject of such Repricing Transaction. If, on or prior to the date that is six (6) months after the Amendment No. 3 Effective Date, all or any portion of the U.S. Term B-2 Loans held by any U.S. Term B-2 Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 8.5 as a result of, or in connection with, such U.S. Term B-2 Lender being a Non-Consenting Lender with respect to any amendment, waiver, modification or consent referred to in clause (y) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”

(i)    Section 2.10 of the Loan Agreement is hereby amended by adding the following sentence after the third sentence in such section:

“The U.S. Term B-2 Commitments and Additional U.S. Term B-2 Commitments shall automatically terminate upon the making, conversion or continuance, as applicable, of the U.S. Term B-2 Loans on the Amendment No. 3 Effective Date.”

(j)    The first sentence in Section 2.12(d) of the Loan Agreement is hereby amended by replacing it in its entirety with the following:

“Any Lender may request that its Loans be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Term A Loan and referred to herein as a “Term A Note”), Exhibit D-2 (in the case of its U.S. Term B-2 Loan and referred to herein as a “U.S. Term B-2 Note”), Exhibit D-3 (in the case of its Euro Term B-1 Loan and referred to herein as a “Euro Term B-1 Note”), Exhibit D-4 (in the case of its Revolving Loans and referred to herein as a “Revolving Note”), as applicable (the Term A Notes, U.S. Term B-2 Notes, Euro Term B-1 Notes and Revolving Notes being hereinafter referred to collectively as the “Notes” and individually as a “Note”).”

(k)    Exhibit D-2 to the Loan Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

(l)     Section 6.10 of the Loan Agreement is hereby amended by adding the following immediately after the sixth sentence thereof:

“The Borrower shall use the proceeds of the U.S. Term B-2 Loans on the Amendment No. 3 Effective Date to refinance the U.S. Term B-1 Loans.”

(m)   Each Lender delivering a Consent or a Joinder hereunder waives, any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise be entitled pursuant to Section 8.1 of the Loan Agreement in respect of the transactions contemplated hereby.

Section 2.	Representations and Warranties.

Each Loan Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:

(a)    Immediately before and after giving effect to this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of said time, except to the extent the same expressly relate to an earlier date.

(b)    At the time of and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 3.	Conditions to Effectiveness.

This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 3 Effective Date”):

(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified:

(1)    counterparts of this Amendment executed by each of the Loan Parties; and

(2)    a U.S. Term B-2 Note executed by the Borrower in favor of each U.S. Term B-2 Lender requesting a U.S. Term B-2 Note at least two (2) Business Days prior to the Amendment No. 3 Effective Date, if any.

(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (and, to the extent requested by the Administrative Agent, followed promptly by originals) unless otherwise specified;

(1)    (A) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Cleary Gottlieb Steen & Hamilton LLP, special counsel to the Loan Parties and (B) a favorable written opinion (addressed to the Administrative Agent and the Lenders) of Young Conaway Stargatt & Taylor, LLP, local counsel to the Borrower and the Guarantors in the state of Delaware;

(2)    (i) copies of the certificate of formation, certificate of incorporation, certificate of organization, operating agreement, articles of incorporation, memorandum and articles of association and bylaws, as applicable (or comparable organizational documents) of the Borrower and the Guarantors and, to the extent applicable, certified as of a recent date by the appropriate governmental official (or a representation that such documents have not been amended since the Escrow Release Date); (ii) incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party as of the Amendment No. 3 Effective Date and prior to the funding of the U.S. Term B-2 Loans; (iii) resolutions of the board of directors or similar governing body of the Loan Parties approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Loan Party is a party as of the Amendment No. 3 Effective Date and prior to the funding of the U.S. Term B-2 Loans, certified as of the Amendment No. 3 Effective Date by such Loan Party as being in full force and effect without modification or amendment; and (iv) copies of the certificates of good standing or the equivalent (if any) for each Loan Party from the office of the secretary of state or other appropriate governmental department or agency of the state of its formation, incorporation or organization, in each case dated a recent date prior to the Amendment No. 3 Effective Date; and

(3)    a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in Section 2.16(a)(v) of the Loan Agreement with respect to the U.S. Term B-2 Loans and in paragraphs (g) and (h) of this Section 3 as of the Amendment No. 3 Effective Date.

(c)    the existing U.S. Term B-1 Loans shall be repaid with the proceeds of the U.S. Term B-2 Loans substantially simultaneously with effectiveness of this Amendment and the Borrower shall have delivered a prepayment notice with respect to such repayment as required by Section 2.8(a)(i) of the Loan Agreement; provided that the parties hereto agree that such prepayment notice may be delivered by 1:00 p.m., New York City time, one Business Day before the date of the proposed repayment.

(d)    The aggregate principal amount of the Exchanged U.S. Term B-1 Loans plus the aggregate principal amount of the Additional U.S. Term B-2 Commitments shall equal the aggregate principal amount of the outstanding U.S. Term B-1 Loans immediately prior to the Amendment No. 3 Effective Date.

(e)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the U.S. Term B-1 Lenders immediately prior to the Amendment No. 3 Effective

Date, all accrued and unpaid interest on the U.S. Term B-1 Loans to, but not including, the Amendment No. 3 Effective Date.

(f)    All reasonable and documented out-of-pocket fees and expenses due to the Administrative Agent and J.P. Morgan Securities LLC required to be paid on the Amendment No. 3 Effective Date (including pursuant to Section 9 hereof) shall have been paid (or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for such payment).

(g)   At the time and immediately after giving effect to the incurrence of the U.S. Term B-2 Loans, no Default or Event of Default shall have occurred and be continuing.

(h)   Each of the representations and warranties of the Loan Parties set forth in the Loan Agreement, Section 2 of this Amendment and in the other Loan Documents shall be and remain true and correct in all material respects (or, if qualified as to “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) as of the Amendment No. 3 Effective Date, except to the extent the same expressly relate to an earlier date.

(i)    The Administrative Agent shall have received, no later than 3 Business Days in advance of the Amendment No. 3 Effective Date, all documentation and other information about the Loan Parties as shall have been reasonably requested in writing at least seven (7) Business Days prior to the Amendment No. 3 Effective Date by the U.S. Term B-2 Lenders through the Administrative Agent that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(j)    The Administrative Agent shall have received the Notice of Borrowing required by Section 2.5 of the Loan Agreement; provided that the parties hereto agree that (i) any Notice of Borrowing in respect of the U.S. Term B-2 Loans requested under this Amendment may be delivered by 1:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing for such U.S. Term B-2 Loans and (ii) the Notice of Borrowing in respect of such U.S. Term B-2 Loans may be made conditional on the effectiveness of this Amendment.

(k)   The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Additional U.S. Term B-2 Lender.

(l)    The Administrative Agent shall have received a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each other Loan Party relating thereto).

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendments effected hereby shall not become effective, the obligations of the Additional U.S. Term B-2 Lenders to make Additional U.S. Term B-2 Loans will automatically terminate, if each of the conditions set forth or referred to in this Section 3 has not been satisfied at or prior to 5:00 p.m., New York City time, on March 14, 2017.

Section 4.	Formal Requests Deemed Made.

By its execution of this Amendment, the Borrower hereby delivers and the Administrative Agent hereby acknowledges receipt of this Amendment as the satisfaction of the requirements to give notice required to the Administrative Agent pursuant to Section 2.16(a) of the Loan Agreement.

Section 5.	Acknowledgments.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the U.S. Term B-2 Loans) pursuant to the Collateral Documents and (iii) its grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations with respect to the U.S. Term B-2 Loans) pursuant to the Collateral Documents.

Section 6.	Liens Unimpaired.

After giving effect to this Amendment, neither the modification of the Loan Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a)     impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (including, for the avoidance of doubt, any Cayman Islands law governed share mortgage granted by any Loan Party), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)     requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

Section 7.	Entire Agreement.

This Amendment, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment and the Loan Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall not constitute a novation of the Loan Agreement or any of the Loan Documents. It is understood and agreed that each reference in each Loan Document to the “Loan Agreement,” whether direct or indirect, shall hereafter be deemed to be a reference to the Loan Agreement as amended by this Amendment and that this Amendment is a “Loan Document” and a “Refinancing Amendment.”

Section 8.	Amendment, Modification and Waiver.

This Amendment may not be amended, modified or waived except pursuant to a writing signed by each of the parties hereto.

Section 9.	Expenses.

The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 10.	Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 11.	Governing Law and Waiver of Right to Trial by Jury.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.22 OF THE LOAN AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AND SHALL APPLY HERETO.

Section 12.	Headings.

The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 13.	Effect of Amendment.

Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other provision of the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 14.     Mortgage Amendments.

Within ninety (90) days after the Amendment No. 3 Effective Date, unless waived or extended by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Administrative Agent shall have received either the items listed in paragraph (a) or the items listed in paragraph (b) as follows:

(a)      a favorable opinion or email confirmation, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which each Mortgaged Property is located substantially to the effect that:

(i)      the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Loan Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; and

(ii)     no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the lien created by such Mortgage as security for the Obligations, including the Obligations evidenced by the Loan Agreement and the other documents executed in connection therewith, for the benefit of the Secured Parties; or

(b)      with respect to the existing Mortgages, the following, in each case in form and substance reasonably acceptable to the Administrative Agent:

(i)      an amendment to the existing Mortgage (the “Mortgage Amendment”) to reflect the matters set forth in this Amendment, duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law;

(ii)     a favorable opinion, addressed to the Administrative Agent and the Secured Parties covering, among other things, the due authorization, execution, delivery and enforceability of the applicable Mortgage as amended by the Mortgage Amendment (such opinion may take assumptions for any matters addressed in the local counsel opinion originally delivered in connection with the Mortgage);

(iii)    a date down endorsement to the existing title policy, which shall be in form and substance reasonably satisfactory to the Administrative Agent and reasonably assure the Administrative Agent as of the date of such endorsement that the real property subject to the lien of such Mortgage is free and clear of all defects and encumbrances except those Liens permitted under such Mortgage;

(iv)    evidence of payment by the Borrower of all search and examination charges escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendment referred to above; and

(v)     such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the endorsement to the title policy contemplated in this Section 14 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes and related charges required for the issuance of the endorsement to the title policy contemplated in this Section 14.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WESTERN DIGITAL CORPORATION

By:	/s/ Mark Long
	Name:	Mark Long
	Title:	President WD Capital, Chief Strategy
Officer and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3]

HGST, INC.
WD MEDIA, LLC

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Secretary

WESTERN DIGITAL (FREMONT), LLC

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Vice President and Secretary

WESTERN DIGITAL TECHNOLOGIES, INC.

By:	/s/ Michael C. Ray
	Name:	Michael C. Ray
	Title:	Executive Vice President, Chief
Legal Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 3]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Caitlin Stewart
	Name:	Caitlin Stewart
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3]

EXHIBIT A

CONSENT TO CASHLESS ROLL

CONSENT TO CASHLESS ROLL (this “Consent”) in connection with Amendment No. 3 (“Amendment”) to that certain Loan Agreement, dated as of April 29, 2016 (the “Loan Agreement”), by and among Western Digital Corporation (the “Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto. Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Amendment.

Existing U.S. Term B-1 Lenders / Cashless Settlement

The undersigned U.S. Term B-1 Lender hereby irrevocably and unconditionally consents to convert 100% of the outstanding principal amount of the U.S. Term B-1 Loan held by such U.S. Term B-1 Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into a U.S. Term B-2 Loan in a like principal amount via a cashless roll.

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer.

Date: March , 2017

, as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

EXHIBIT B

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of March 14, 2017 (this “Agreement”), by and among JPMORGAN CHASE BANK, N.A. (the “U.S. Term B-2 Lender”), Western Digital Corporation (the “Borrower”), and JPMORGAN CHASE BANK, N.A. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of April 29, 2016, as amended by Amendment No. 1, dated as of August 17, 2016 and Amendment No. 2, dated as of September 22, 2016 (as further amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), among the Borrower, each lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and the other parties thereto (capitalized terms used but not defined herein having the meaning provided in the Loan Agreement (as amended by Amendment No. 3));

WHEREAS, subject to the terms and conditions of the Loan Agreement, the Borrower may establish the Additional U.S. Term B-2 Commitment with existing U.S. Term B-1 Lenders and/or Additional U.S. Term B-2 Lenders; and

WHEREAS, subject to the terms and conditions of Amendment No. 3, Additional U.S. Term B-2 Lenders shall become Lenders pursuant to one or more Joinders (as defined in Amendment No. 3);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Additional U.S. Term B-2 Lender hereby agrees to provide the Additional U.S. Term B-2 Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1(d) of the Loan Agreement. The Additional U.S. Term B-2 Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Loan Agreement and to the conditions set forth in the Loan Agreement, and shall be entitled to all the benefits afforded by the Loan Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty and security interests created by the Collateral Documents.

Each Additional U.S. Term B-2 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional U.S. Term B-2 Commitment provided pursuant to this Agreement shall constitute Additional U.S. Term B-2 Commitments for all purposes of the Loan Agreement and the other applicable Loan Documents. Each Additional U.S. Term B-2 Lender hereby agrees to make an Additional U.S. Term B-2 Loan to the Borrower in an amount equal to its Additional U.S. Term B-2 Commitment on the Amendment No. 3 Effective Date in accordance with Section 2.01(f) of the Loan Agreement.

Each Additional U.S. Term B-2 Lender (i) confirms that it has received a copy of the Loan Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Joint Lead Arrangers or any other Additional U.S. Term B-2 Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.

Upon (i) the execution of a counterpart of this Agreement by each Additional U.S. Term B-2 Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional U.S. Term B-2 Lenders shall become Lenders under the Loan Agreement and shall have the respective Additional U.S. Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 3 Effective Date.

For each Additional U.S. Term B-2 Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional U.S. Term B-2 Lender may be required to deliver to the Administrative Agent pursuant to Section 10.1 of the Loan Agreement.

This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Agreement, the Loan Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of date first written above.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

Additional U.S. Term B-2 Commitments:
$[ ]

WESTERN DIGITAL CORPORATION

By:
Name:
Title:

Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

EXHIBIT D-2

EXHIBIT D-2

U.S. TERM B-2 NOTE

$	, 20

FOR VALUE RECEIVED, the undersigned, Western Digital Corporation, a Delaware corporation (the “Borrower”), hereby promises to pay to                              or its registered assigns (the “Lender”) at the principal office of JPMorgan Chase Bank, N.A., as Administrative Agent, in New York, New York, in immediately available funds, the principal sum of                              Dollars ($                    ) or, if less, the aggregate unpaid principal amount of the U.S. Term B-2 Loan made or maintained by the Lender to the Borrower pursuant to the Loan Agreement (as defined below), in installments in the amounts and on the dates called for by Section 2.7(b) of the Loan Agreement, together with interest on the principal amount of such U.S. Term B-2 Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Loan Agreement.

This Note is one of the U.S. Term B-2 Notes referred to in the Loan Agreement dated as of April 29, 2016 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the Lenders party thereto from time to time, and the other agents party thereto (as extended, renewed, amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Loan Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Loan Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all on the terms and in the manner as provided for in the Loan Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

WESTERN DIGITAL CORPORATION

By:

Name:

Title: